UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2016 (May 10, 2016)
Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Certifying Accountant.
(a)    On May 10, 2016, the Company, with the approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective upon the Company filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 with the U.S. Securities and Exchange Commission (the “SEC”).
PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through May 10, 2016 (collectively, the “Period”), there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the Company’s consolidated financial statements for such years.
During the Period, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of PwC’s letter, dated May 16, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)    In 2016, the Audit Committee conducted a competitive process to select an independent registered public accounting firm for 2016 and future years. Following completion of this process, the Audit Committee approved the appointment of BDO USA, LLP as the Company’s new independent registered public accounting firm commencing for its quarter ending June 30, 2016 and its fiscal year ending December 31, 2016 with effect following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 with the SEC on May 10, 2016.
In connection with the Company’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm, the Company has not consulted BDO USA, LLP during the Period on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by BDO USA, LLP to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(i)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
16.1 Letter to Securities and Exchange Commission from PWC, dated May 16, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 16, 2016	By:	/S/ MARC E. LITZ
Marc E. Litz
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PWC, dated May 16, 2016